UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 18, 2015

PVH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (212)-381-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of PVH Corp. (the “Company”) held on June 18, 2015 (the “2015 Annual Meeting”), stockholders of the Company approved the proposal to approve the Company’s 2006 Stock Incentive Plan, as amended (the “Plan”), which amended the Plan to, among other things, (i) extend the term of the Plan to April 29, 2025, or such earlier date as may be determined by the Company’s Board of Directors, and (ii) add 3,000,000 additional shares to the pool of shares of Company Common Stock available for issuance under the Plan.

The Plan is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.  A summary description of the plan appears below.

The purposes of the Plan are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, the Company and its present and future subsidiaries, to attract new individuals to enter into such employment or service, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company.  The Plan permits the grant of (1) nonqualified stock options, (2) incentive stock options, (3) restricted stock, (4) restricted stock units, (5) stock appreciation rights (“SARs”), (6) performance shares, (7) performance share units, and (8) other stock-based awards (collectively, “Awards”).  The Plan will terminate on April 29, 2025 (or such earlier date as may be determined by the Company’s Board of Directors).

The Plan is administered by the Compensation Committee of the Company’s Board of Directors (or such other committee that the Board may designate from time to time).  Subject to the provisions of and limitations set forth in the Plan, the Committee has the authority to (1) select the persons to whom Awards are to be granted, (2) determine whether and to what extent Awards are to be granted, (3) determine the size and type of Awards, (4) approve forms of Award agreements, (5) determine the terms and conditions applicable to Awards, (6) establish performance goals for any performance period and determine whether such goals were satisfied, (7) amend any outstanding Award, (8) construe and interpret the Plan and any Award agreement and apply its provisions, and (9) take any other actions deemed necessary or advisable for the administration of the Plan.  The Committee may delegate its authority, to the extent permitted by applicable law, including its authority to grant Awards to participants who are not “insiders” subject to Section 16 of the Securities Exchange Act of 1934 or whose compensation is, or is likely to become, subject to the provisions of Section 162(m) of the Internal Revenue Code of 1986.  All decisions, interpretations and other actions of the Committee are final and binding on all persons, including the Company, its subsidiaries, employees, directors, consultants and their estates and beneficiaries.

The number of shares of Common Stock that may be issued under the Plan is 17,436,589.  In addition, the Company may transfer 2,089 shares to the Plan that have become available due to the cancellation, termination or expiration of any outstanding options under the Company’s prior stock option plans.  The shares issued pursuant to Awards may be authorized but unissued shares or treasury shares.  For purposes of calculating the usage of shares reserved under the Plan, each share underlying a stock option and a SAR is counted as one share, each share underlying a combination of a SAR and a stock option where the exercise of the stock option or SAR results in cancellation of the other, is counted as one share, and each share underlying a grant of restricted stock, restricted stock units, performance shares, performance share units or other stock-based Award is counted as two shares.  The maximum aggregate number of shares with respect to which Awards may be granted in any calendar year to any one participant is 1,000,000.

Under the Plan, the per share exercise price of any option cannot be less than the fair market value of the Common Stock on the date of grant, which is (i) the closing sale price of a share of the Common Stock on the New York Stock Exchange on the date of determination or (ii) if there is no sale of shares on that date, the closing sale price of a share of the Common Stock on the last trading date on which sales were reported on the New York Stock Exchange.  Each option granted under the Plan will be evidenced by an Award agreement that will specify the exercise price, the term of the option, the number of shares to which the option pertains, and such other terms and conditions as the Committee determines.  In no event will an option granted under the Plan be exercised more than ten years after the date of grant.  Optionees will not have any rights to dividend equivalents.  Payment for shares issued upon exercise of an option generally may be made in cash, by delivery of shares of Common Stock owned by the optionee, any other method permitted by the Committee, or a combination of any permitted payment method.  Each option granted will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except as otherwise provided in a participant’s Award agreement or upon a termination of employment or a participant’s “qualifying termination” during the two year period following the occurrence of a “change in control” or “subsidiary disposition” (as such terms are defined in the Plan).  However, in no event will the vesting of an Award of stock options occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

Each SAR grant will be evidenced by an Award agreement that will specify the exercise price, the term of the SAR and such other terms and conditions as the Committee determines.  The grant price of SARs may not be less than 100% of the fair market value of the Common Stock on the date of grant.  SARs granted under the Plan expire as determined by the Committee, but in no event later than 10 years from the date of grant.  Grantees will not have any rights to dividend equivalents.  Upon exercise of a SAR, the holder of the SAR will be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of the Common Stock on the date of exercise over the grant price and (ii) the number of shares of Common Stock for which the SAR is exercised.  At the discretion of the Committee, payment to the holder of a SAR may be in cash, by delivery of shares of Common Stock owned by the grantee or in some combination thereof.  Each SAR granted will have a minimum period of restriction of three years, which may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis, except as otherwise provided in a participant’s Award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition.  However, in no event will the vesting of an Award of SARs occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

Each restricted stock or restricted stock unit grant will be evidenced by an Award agreement that will specify the periods of restriction, the number of shares of restricted stock granted and such other terms and conditions as the Committee determines.  The initial value of a restricted stock unit will equal the fair market value of the Common Stock on the date of grant.  Awards of restricted stock and of restricted stock units will have a minimum period of restriction of three years, which may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis, except as otherwise provided in a participant’s Award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition.  However, in no event will the vesting of an Award of restricted stock or restricted stock units occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.  In the Committee’s discretion, holders of restricted stock may receive cash dividends with respect to all shares held, and holders of restricted stock units may receive dividend equivalents, as provided in the applicable Award agreement.  Restricted stock units (and any dividend equivalents) may be settled in shares of Common Stock, cash or a combination thereof, in the Committee’s discretion.

Each performance share and performance share unit grant will be evidenced by an Award agreement that will specify the applicable performance period(s) and performance measure(s), the number of performance shares or performance share units granted and such other terms and conditions as the Committee determines.  The initial value of performance shares and performance share units will equal the fair market value of a share of the Common Stock on the date of grant.  An Award of performance shares or performance share units will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except as otherwise provided in a participant’s Award agreement or upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition.  However, in no event will the vesting of an Award of performance shares or performance share units occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

In the Committee’s discretion, holders of performance shares may receive cash dividends with respect to all shares held, and holders of performance share units may receive dividend equivalents, subject to the terms of the respective Award agreements, provided that cash dividends or dividend equivalents on performance shares or performance share units shall be deferred and held in escrow or deemed reinvested in additional performance share units until the achievement of the applicable performance measures.  Earned performance shares or performance share units may be settled in shares of Common Stock, in cash or a combination thereof, in the Committee’s discretion.

The Committee has the right to grant other stock-based Awards that may include, without limitation, grants of shares of Common Stock based on the attainment of performance goals, payment of shares of Common Stock as a bonus in lieu of cash based on performance goals, and the payment of shares of Common Stock in lieu of cash under the Company’s other incentive or bonus programs.  The Committee has the discretion to determine the vesting of any such Award, provided that, except as specified in an Award agreement, upon a termination of employment or a participant’s qualifying termination during the two year period following the occurrence of a change in control or subsidiary disposition, there will be a minimum vesting period of three years for all Awards, which may in the Committee’s discretion lapse on a prorated, graded or cliff basis.  However, in no event will the vesting of a stock-based Award occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock still available for grant on April 30, 2015.

The Committee may grant Awards which are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Internal Revenue Code.  For any such Award, the Committee will establish the performance objectives to be used within 90 days after the commencement of the performance period, or, if less than 90 days, 25% of the performance period applicable to such Award.  The performance objectives to be used must be selected from the following list of measures: earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.  The targeted level or levels of performance with respect to the performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Unless otherwise determined by the Committee, measurement of performance goals with respect to the performance measures above will exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the Securities Exchange Commission.  Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code may be based on these or such other performance measures as the Committee may determine.

The Board  of Directors or any of its committees may, to the extent permitted by applicable law, (i) cancel or cause to be cancelled any or all of the senior executive employee’s outstanding Awards granted after December 31, 2008, (ii) recover or cause to be recovered any or all proceeds resulting from any sale or other disposition (including to the Company) of shares issued or issuable upon vesting, settlement or exercise, as the case may be, of any Award granted after December 31, 2008 and/or (iii) recover or cause to be recovered any cash paid or shares issued to the senior executive employee in connection with any vesting, settlement or exercise of an Award granted after December 31, 2008 if the Company’s financial results are restated to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of the senior executive, as determined by the Board or a committee thereof.

In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification Topic 718  (f/k/a Financial Accounting Standards No. 123R)), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee must cause an equitable adjustment in the number and kind of shares that may be delivered under the Plan, the individual Award limits, and, with respect to outstanding Awards, in the number and kind of shares subject to outstanding Awards, the exercise price, grant price or other price of shares subject to outstanding Awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding Awards, to prevent dilution or enlargement of rights.  In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights.  In such a case, unless otherwise determined by the Committee, the number of shares subject to any Award will always be rounded down to a whole number. Any adjustment made by the Committee is conclusive.

In the event of a change in control in which outstanding Awards are assumed or continued, except as otherwise provided in an Award agreement, all outstanding options and SARs will become immediately exercisable, and any period of restriction or other restrictions imposed on restricted stock, restricted stock units, performance share units or other stock-based Awards will lapse, in the event of a participant’s qualifying termination during the two year period following the change in control. In addition, all incomplete performance periods in respect of Awards of performance shares, performance share units and each other performance-based Award will end on the date of the change in control and the performance goals applicable to such Awards will be deemed satisfied based on the level of performance achieved as of the date of the change in control, if determinable, or at the target level, if not determinable.  Notwithstanding the foregoing, if less than 50% of the relevant performance period has elapsed as of the date of the change in control, then the performance goals applicable to such Award will be deemed satisfied at the target level.  Each performance-based Award will thereafter become a time-based Award and will vest and become payable to the participant on the earlier to occur of the participant’s qualifying termination during the two-year period following the occurrence of the change in control and the date the Award otherwise vests in accordance with the Award agreement.

In the event of a change in control in which outstanding Awards are not assumed or continued:

(i) all outstanding options and SARs will be terminated and participants shall receive, for each share subject to the options or SARs held, cash equal to the excess of the fair market value of Common Stock immediately prior to the occurrence of the change in control over the option exercise price or the SAR grant price, as applicable;

(ii) all outstanding restricted stock, restricted stock units and other stock-based Awards will be terminated and participants will receive, for each share subject to an Award, cash equal to the fair market value of Common Stock immediately prior to the occurrence of the change in control; and

(iii) all outstanding performance shares, performance share units and other performance-based Awards shall be terminated and participants will receive, for each share subject to an Award, cash equal to the fair market value of Common Stock immediately prior to the occurrence of the change in control. Each performance share, performance share unit and other performance-based Award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid based on the level of performance achieved as of the date of the change in control, if determinable, or at the target level, if not determinable.  Notwithstanding the foregoing, if less than 50% of the relevant performance period has elapsed as of the date of the change in control, then the performance goals applicable to such Award shall be deemed satisfied at the target level.

The Committee has the authority to provide for automatic full vesting and exercisability of Awards held by certain participants affected by a subsidiary disposition.

With respect to Awards (or portions of Awards) that are considered deferred compensation under Section 409A of the Internal Revenue Code and any related regulations or other guidance promulgated thereunder (“Section 409A”), if an event or condition constituting a change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A), the event or condition will continue to constitute a change in control solely with respect to vesting of the Award (or portion thereof) or a lapse of any applicable restrictions thereto and not for purposes of determining whether the settlement or payment of the Award (or portion thereof ) will be accelerated under the Plan.

The effect that the termination of a participant’s employment due to death or retirement has upon the vesting of an Award is dictated by the terms of the agreement relating to such Award.

Item 5.07  Submission of Matters to a Vote of Security Holders.

There were present in person or by proxy at the 2015 Annual Meeting holders of 69,195,182 shares of the Company’s common stock.  These shares present represented approximately 84% of the shares of common stock eligible to be voted at the meeting.  The holders of the common stock voted on the matters reported below.

The following directors were elected to serve for a term of one year:

	For	Against	Abstain	Broker Non-Vote
Mary Baglivo	65,959,030	637,360	118,311	2,480,481
Brent Callinicos	66,548,486	41,512	124,703	2,480,481
Emanuel Chirico	65,346,304	1,083,366	285,031	2,480,481
Juan R. Figuereo	66,140,230	456,380	118,091	2,480,481
Joseph B. Fuller	65,235,831	1,354,316	124,554	2,480,481
Fred Gehring	66,408,283	181,591	124,827	2,480,481
V. James Marino	66,109,493	485,012	120,196	2,480,481
G. Penny McIntyre	66,520,046	62,897	131,758	2,480,481
Henry Nasella	65,693,405	903,214	118,082	2,480,481
Edward R. Rosenfeld	66,140,526	455,543	118,632	2,480,481
Craig Rydin	65,867,645	712,016	135,040	2,480,481

The proposal to approve the Plan, as amended, was approved.  The vote was: FOR – 62,561,243; AGAINST – 3,561,714; ABSTAIN – 591,636; and there were 2,480,589 broker non-votes.

The proposal to approve, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers was approved.  The vote was: FOR – 64,150,283 ; AGAINST – 2,316,774; ABSTAIN – 247,536; and there were 2,480,589 broker non-votes.

The proposal for Ernst & Young LLP to serve as the Company’s independent auditors for its current fiscal year was ratified. The vote was: FOR – 67,373,605; AGAINST- 1,632,690; and ASTAIN – 188,887.  There were no broker non-votes for this proposal.

Item 9.01                      Financial Statements and Exhibits.

(d)                      Exhibits.

Exhibit No.                      Description

10.1	2006 Stock Incentive Plan, as amended through April 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ Mark D. Fischer
Mark D. Fischer Executive Vice President

Date: June 22, 2015

EXHIBIT INDEX

Exhibit No.                      Description

10.1	2006 Stock Incentive Plan, as amended through April 30, 2015